UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 12, 2009

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Main Street South Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02.                      Results of Operations and Financial Condition

and

ITEM 7.01.                      Regulation FD Disclosure

An earnings release issued by the Registrant on March 12, 2009, regarding financial and operational results for the three and nine months ended January 31, 2009, is attached as Exhibit 99.1.  Also, certain supplemental information not included in the earnings release is attached as Exhibit 99.2.  This information is being furnished pursuant to Item 7.01 and Item 2.02 of Form 8-K.  This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

ITEM 9.01                      Financial Statements and Exhibits

(c)	Exhibits

Exhibit
Number	Description

99.1	Earnings Release issued March 12, 2009, regarding financial and operational results for the three and nine months ended January 31, 2009

99.2	Certain supplemental information not included in the earnings release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Timothy P. Mihalick
Timothy P. Mihalick
Senior Vice President & Chief Operating Officer

Date: March 12, 2009